SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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/ /   Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Rock of Ages Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 ROCK OF AGES CORPORATION
772 GRANITEVILLE ROAD
GRANITEVILLE, VERMONT 05654

 May 14, 2003

To our Stockholders:

          You are cordially invited to attend the Annual Meeting of Stockholders of Rock of Ages Corporation, to be held at the Hilltop Restaurant, 241 Quarry Hill Road, Barre, Vermont 05641 on Wednesday, June 18, 2003 at 10:00 a.m., local time.

          We encourage you to carefully read the enclosed Notice of Annual Meeting and Proxy Statement, as well as the enclosed 2002 Annual Report.

          After the business items of the annual meeting are completed, a group of our officers will make presentations and answer your questions about our growth strategy and our quarrying, manufacturing and retailing operations. Our annual meeting serves as a good opportunity for you to learn more about Rock of Ages and talk informally with many of our people.

          We hope to see you at the annual meeting. It is important that your shares be represented at the annual meeting regardless of whether you are able to attend personally. Therefore, please sign, date and promptly mail the enclosed proxy card(s) in the envelope provided or otherwise vote the proxy as indicated.

Sincerely,

Kurt M. Swenson Chairman, President and Chief Executive Officer

ROCK OF AGES CORPORATION

772 Graniteville Road
Graniteville, Vermont 05654

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 18, 2003

To the Stockholders of
Rock of Ages Corporation:

          Notice is hereby given that the Annual Meeting of the Stockholders of Rock of Ages Corporation will be held at the Hilltop Restaurant, 241 Quarry Hill Road, Barre, Vermont 05641, on Wednesday, June 18, 2003 at 10:00 a.m., local time, for the following purposes:

1.	To elect two Class III Directors, each for a three-year term expiring at the annual meeting of stockholders in 2006, and until their respective successors are duly elected and qualified.

2.	To ratify the selection of KPMG LLP as the Company's independent auditors for the 2003 fiscal year.

3.	To transact any other business that may properly come before the annual meeting or any adjournment thereof.

          The close of business on April 29, 2003 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment thereof.

          Your vote is important. Please sign, date and return the accompanying proxy card(s) in the enclosed envelope, or otherwise vote the proxy as indicated. Please note that separate proxy cards have been provided for the Company's Class A Common Stock and Class B Common Stock. If you are a holder of both classes of stock, please sign, date and return both proxy cards or otherwise vote both proxies so that all of your shares may be voted. If you attend the annual meeting, you may vote in person whether or not you have sent in your proxy card(s).

By Order of the Board of Directors

Michael B. Tule Secretary

ROCK OF AGES CORPORATION

 PROXY STATEMENT

General

          This Proxy Statement is furnished in connection with the solicitation, by and on behalf of the Board of Directors (the "Board") of Rock of Ages Corporation, a Delaware corporation (the "Company"), of proxies (each a "Proxy," and collectively the "Proxies") to be voted at the Company's 2003 Annual Meeting of Stockholders (the "Meeting"), and at any adjournments thereof.  The Meeting will be held at the Hilltop Restaurant, 241 Quarry Hill Road, Barre, Vermont, on Wednesday, June 18, 2003 at 10:00 a.m., local time.  The principal offices of the Company are located at 772 Graniteville Road, Graniteville, Vermont 05654.

          This Proxy Statement, the accompanying Proxy and the Company's 2002 Annual Report are being first mailed to stockholders of the Company on or about May 14, 2003.

Record Date And Voting Securities

          Only holders of record of the Class A Common Stock, par value $.01 per share, of the Company (the "Class A Common Stock"), and Class B Common Stock, par value $.01 per share, of the Company (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock"), at the close of business on April 29 2003, (the "Record Date"), are entitled to notice of and to vote at the Meeting.  On the Record Date, the Company had outstanding (i) 4,429,646 shares of Class A Common Stock, each of which is entitled to one vote, or a total of 4,429,646 votes, and (ii) 2,756,395 shares of Class B Common Stock, each of which is entitled to ten votes, or a total of 27,563,950 votes.  Accordingly, at the close of business on the Record Date, 7,186,041 shares of Common Stock were outstanding, representing a total of 31,993,596 votes.

          The presence at the Meeting, in person or by Proxy, of the holders of a majority of the total voting power of the issued and outstanding shares of Class A Common Stock and Class B Common Stock is necessary to constitute a quorum to transact business.  In the absence of a quorum at the Meeting, the Meeting may be adjourned from time to time without notice, other than announcement at the Meeting, until a quorum is present. If a quorum is present at the Meeting, the Class III directors will be elected by a plurality of the votes cast either in person or by Proxy at the Meeting (Proposal No. 1). Ratification of the selection of KPMG LLP as the Company's independent auditors for the 2003 fiscal year (Proposal No. 2) will require the affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by Proxies at the Meeting.

          All duly executed Proxies received prior to the Meeting and not revoked will be voted in accordance with the directions specified thereon.  If no direction has been specified in a duly executed Proxy, the shares represented thereby will be voted for the election of each of the nominees for Class III directors specified herein and for the proposal to ratify the selection of KPMG LLP as the Company's independent auditors for the 2003 fiscal year.  Shares represented by a duly executed Proxy will be voted in the discretion of the persons named in the Proxy in connection with any other matter that may properly come before the Meeting.  The Company has not received notice of any such other matter as required by the Company's Amended and Restated By-Laws (the "By-Laws") in order to be presented at the Meeting.  A stockholder giving a Proxy may revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Company a written notice of revocation, by signing and delivering to the Secretary of the Company a Proxy bearing a later date or by voting in person at the Meeting.  Attendance at the Meeting will not in and of itself constitute revocation of a Proxy.  If you wish to vote your shares in person at the Meeting and your shares are held in the name of your broker, bank or other nominee, you must bring a Proxy from your nominee authorizing you to vote your "street name" shares held as of the Record Date.

          A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Meeting for the purpose of determining the presence of a quorum.  Abstentions will not be counted either in favor of or against the election of nominees for directors.  Abstentions will have the effect of a vote against the ratification of KPMG LLP as the Company's independent auditors because approval of that proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by Proxy at the Meeting. A broker "non-vote" occurs with respect to shares as to a proposal when a broker who holds shares of record in his name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' Proxies in their own discretion with respect to both proposals to be voted upon at the Meeting, and, accordingly, broker non-votes will not occur with respect to either of such proposals.

Proxy Solicitation

          All expenses of this solicitation will be borne by the Company, including the cost of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms, banks and other nominees for their reasonable expenses in forwarding proxy material to beneficial owners of the Company's stock.  The Company has retained American Stock Transfer & Trust Company to assist in the solicitation of proxies. They will be paid an aggregate fee for their services estimated to be $1,250, and will be reimbursed for their out-of-pocket expenses. In addition to solicitation by mail, certain directors, officers and regular employees of the Company, who will not receive additional compensation for solicitation, and American Stock Transfer & Trust Company may solicit Proxies by telephone, overnight delivery service, facsimile or otherwise.

Delivery Of Proxy Materials and Annual Report To Households

          The Securities and Exchange Commission has implemented a rule permitting companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is known as "householding." Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only a single copy of the Company's 2002 Annual Report and this Proxy Statement.

          If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

          Beneficial owners who reside at a shared address at which a single copy of the Company's 2002 Annual Report and this Proxy Statement is delivered may obtain a separate copy of the Company's 2002 Annual Report and/or Proxy Statement without charge by sending a written request to ROCK OF AGES CORPORATION, 369 North State St., Concord, New Hampshire 03301, Attention: Investor Relations, or by calling the Company at (800) 884-7936. The Company will promptly deliver a copy of its 2002 Annual Report and/or Proxy Statement upon request.

          Not all brokers, banks or other intermediaries offer beneficial owners the opportunity to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, banker or other intermediary directly. Alternatively, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

          In accordance with the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), the members of the Board are divided into three classes, designated Class I, Class II and Class III, respectively, and are elected for a term of office expiring at the third succeeding annual stockholders' meeting following their election to office and until their successors are duly elected and qualified.  The Certificate of Incorporation also provides that the number of directors shall be fixed from time to time by a majority of the Board and that each class of directors shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board.  Currently, the total number of directorships has been fixed at nine members, allocated equally among the three classes. There are currently serving three directors in Class I; two directors in Class II, with one Class II vacancy; and three directors in Class III. The term of office of the Class III directors expires at the Meeting.  The Class I and II directors are serving terms that expire at the annual meeting of stockholders in 2004 and 2005, respectively. Jon Gregory, a Class III director, has advised the Company that he will not stand for re-election at the Meeting. Accordingly, following the Meeting, there will be two vacancies on the Board, one in Class II and one in Class III. The Company has begun a search to identify appropriate outside director candidates to fill the vacancies. Despite the vacancies on the Board, stockholders may not vote for a greater number of persons than the number of nominees named in the enclosed proxy card.

          Richard C. Kimball and Kurt M. Swenson, two of the three Class III directors whose terms are expiring at the Meeting, have been nominated by the Board for election at the Meeting for a three-year term of office expiring at the annual meeting of stockholders in 2006 and until their successors are duly elected and qualified.

          THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR CLASS III DIRECTORS. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS CLASS III DIRECTORS.

          Stockholders may not cumulate their votes in the election of directors. The two nominees receiving the highest number of affirmative votes will be elected to the Board. Stockholders entitled to vote for the election of directors may withhold authority to vote for any or all nominees for directors.  If any nominee becomes unavailable for any reason, then the shares represented by a Proxy will be voted FOR the remainder of the listed nominees and for such other nominees as may be designated by the Board as replacements for those who become unavailable.  Discretionary authority to do so is included in the Proxies.

          The following table sets forth the names, ages and position with the Company of the persons who have been nominated for election as Class III directors at the Meeting and other current directors of the Company.

NAME	AGE	TITLE

Nominees for Class III Directors (For Term Expiring at 2006 Annual Meeting)

Richard C. Kimball	62	Chief Strategic and Marketing Officer, Director

Kurt M. Swenson	58	President, Chief Executive Officer, Chairman of the Board

Continuing Class I Directors (Term Expires at 2004 Annual Meeting)

James L. Fox (1)	51	Director

Douglas M. Schair	58	Director

Charles M. Waite (1)	70	Director

Continuing Class II Directors (Term Expires at 2005 Annual Meeting)

George R. Anderson	63	Director

Frederick E. Webster Jr. (1)	65	Director

(1)     Member of the Audit Committee and the Compensation Committee

          Certain additional information concerning the directors, nominees for director, and executive officers of the Company is set forth below. The Company's executive officers serve at the discretion of the Board. Other than Swenson Granite Company LLC ("Swenson LLC"), which could be considered an affiliate of the Company, none of the corporations or organizations referred to below with which a nominee for director has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

Directors

          George R. Anderson has been a director of the Company since 1984. From 1984 until February 1999, Mr. Anderson was also Chief Financial Officer and Treasurer. Mr. Anderson joined the Company in 1969 as the Chief Accountant and subsequently held the position of Controller. He is a director of the Barre Granite Association and a trustee of the Granite Group Insurance Trust and the Barre Belt Multi-Employer Pension Plan. Mr. Anderson's current term as a director of the Company will expire in 2005.

         James L. Fox has been a director of the Company since October 1997. He has been President of Fund Services of The Bisys Group, a provider of business process outsourcing services to the financial services industry, since April 2003. From July 2001 to April 2003, he was President and Chief Executive Officer of govOne Solutions, L.P., an electronic government payment service. From June 2000 to July 2001, he was Vice President-Corporate Development and Chief Financial Officer of Gomez, Inc., a research and consulting firm specializing in Internet quality measurement. Previously, Mr. Fox had been Vice Chairman of PFPC Inc., a division of the PNC Financial Services Group, Inc. from December 1999 to June 2000. Before joining PFPC, Inc., Mr. Fox was President of First Data Investor Services Group, a division of First Data Corporation, since 1989.  Mr. Fox's current term as a director of the Company will expire in 2004.

           Richard C. Kimball has been Chief Strategic and Marketing Officer of the Company since January 2001. From 1993 to January 2001, he was Vice Chairman and Chief Operating Officer/Wholesale Division of the Company.  He has been a director of the Company since 1986. Prior to joining the Company, Mr. Kimball served as a director, principal and President of The Bigelow Company, Inc., a strategic planning and investment banking firm from 1972 until 1993. Mr. Kimball's current term as a director of the Company will expire at the Meeting.

          Douglas M. Schair has been a director of the Company since June 2001. Mr. Schair has been a principal of Insurance Investment Associates, an insurance consulting firm, since 1975. From 1988 to 1998, Mr. Schair was Vice Chairman and Chief Investment Officer of Life Re Corporation, a reinsurance corporation. Mr. Schair is Vice Chairman of the Board of SatelLife, a nonprofit humanitarian organization dedicated to serving the health communication and information needs in the developing world. He is a trustee of Colby College. Mr. Schair's current term as a director will expire in 2004.

          Kurt M. Swenson has been President, Chief Executive Officer and Chairman of the Board since 1984. Prior to the Company's IPO in 1997, Mr. Swenson had also been the Chief Executive Officer and a director of Swenson Granite Company, Inc., since 1974. Mr. Swenson currently serves as non-officer Chairman of the Board of Directors of Swenson LLC, a Delaware limited liability company engaged in the granite curb and landscaping business. Both Swenson Granite Company, LLC and Swenson Granite Company, Inc. may be deemed affiliates of the Company. He is also a director of the American Monument Association, the Funeral and Memorial Information Council, the National Building Granite Quarries Association, Group Polycor International and Polycor, Inc. Mr. Swenson's current term as a director of the Company will expire at the Meeting.

          Charles M. Waite has been a director of the Company since 1985. Since 1989, Mr. Waite has been managing partner of Chowning Partners, a financial consulting firm that provides consulting services to New England companies. Mr. Waite's current term as a director of the Company will expire in 2004.

         Frederick E. Webster Jr., Ph.D. has been a director of the Company since October 1997. He was a Professor of Management at the Amos Tuck School of Business Administration of Dartmouth College from 1965 to 2002, and is now a Professor Emeritus. He is also a management consultant and lecturer. He is also a director of Image Max, Samuel Cabot, Inc. and Diamond Phoenix Corp. Mr. Webster's current term as a director of the Company will expire in 2005.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

          In addition to the directors set forth above who are also executive officers of the Company, set forth below is certain information concerning non-director employees who also serve as executive officers of the Company. Each executive officers serves for a term of one year (and until his successor is chosen and qualified) at the discretion of the Board. There are no family relationships between any of the Company's directors and executive officers. Except for Keith Monument Company, LLC and Rock of Ages Canada, Inc., none of the corporations or organizations referred to below with which an executive officer has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

           Robert Campo, age 43, has been Vice President/Quarry Sales since February 2003. From 1993 to 2003, he was Director of Quarry Sales and Marketing. From 1986 to 1993, Mr. Campo was District Sales Manager for the Memorials Division. From 1979 to 1986, Mr. Campo worked as a Civil Engineer Tech for the Company.

           Peter A. Friberg, age 52, has been Senior Vice President/Corporate Development since February 2003.  From June 2001 to January 2003, he was Senior Vice President/Wholesale Sales. From 1998 to May 2001, Mr. Friberg was Senior Vice President/Retail Acquisitions.  From 1975 to 1995, Mr. Friberg owned and managed the Anderson-Friberg Company, a family wholesale memorial manufacturing company, in Barre, Vermont, serving as President from 1991 to 1995. From 1991 to 1995, Mr. Friberg was President of the Barre Granite Association.

           Douglas S. Goldsmith, age 33, has been Chief Financial Officer and Vice President of Finance and Administration since September 2001. From 1997 until September 2001, Mr. Goldsmith served as the Chief Information Officer of the Company. From 1991 to 1997, he held various positions in the engineering department, and was responsible for the integration of the Company's information systems for the manufacturing operations in the U.S. and Canada.

           Jon M. Gregory, age 53, has been President and Chief Operating Officer/Quarries Division of the Company since 1993 and has been a director of the Company since October 1998. Between 1975 and 1993, Mr. Gregory served in various positions including Senior Vice President-Memorials Division, Manager of Manufacturing and line production supervisor. As noted above, Mr. Gregory's current term as a director will expire at the Meeting and he has chosen not to stand for re-election as a director.

          Donald Labonte, age 41, has been President and Chief Operating Officer/Manufacturing Division since August 2002 and has been President of Rock of Ages Canada, Inc., a wholly owned subsidiary of the Company, since 1999. From January 2002 to July 2002, he was Vice President/Manufacturing. From 1998 to 1999, he was Vice President/General Manager of Rock of Ages Canada, Inc. From 1993 to 1998, Mr. Labonte was Director of Operations of Rock of Ages Canada, Inc. From 1993 to 1998, Mr. Labonte held various positions in the manufacturing plant at Rock of Ages Canada, Inc.

          Dennis I. Merchant, age 52, has been Vice President/Retail Operations since August 1999. From 1984 to August 1999, he served as Manager/Manufacturing Operations.

          Terry Shipp, age 45, has been President and Chief Operating Officer/Retail Division since August 2002.  From January 2001 to July 2002, he was Vice President/Retail Sales and Marketing. From 1997 to December 2000, he was the Sales Manager of Keith Monument Company, LLC a wholly owned subsidiary of the Company.

          Michael B. Tule, age 41, has been Vice President, General Counsel and Secretary of the Company since April 2000. From March 1996 to April 2000, he was Vice President, General Counsel and Secretary of WPI Group, Inc., now known as NEXIQ Technologies, Inc., a provider of diagnostic tools for commercial vehicles. Prior to 1996, Mr. Tule was a partner at the Manchester, New Hampshire law firm of McLane, Graf, Raulerson & Middleton, P.A.

BOARD ACTIONS; COMMITTEES OF THE BOARD OF DIRECTORS

          The Board met 5 times and acted by unanimous written consent 4 times in 2002. Each of the directors attended 80% or more of the  meetings of the Board and all of the meetings of the committees of the Board on which they served.

          The Board currently has two standing committees, the Audit Committee and the Compensation Committee.  The functions of these committees and the number of meetings held during 2002 are described below.

          The principal function of the Compensation Committee, which consists of Messrs. Fox, Waite and Webster, is to review periodically the suitability of, and to make recommendations to the Board concerning, the remuneration arrangements (including benefits) for the executive officers of the Company. The Compensation Committee also administers, and makes grants of stock based awards under, the Company's Amended and Restated 1994 Stock Plan, as amended through October 26, 1998 (the "1994 Plan"). The Compensation Committee met 2 times as a committee during 2002.

          The principal function of the Audit Committee, which consists of Messrs. Fox ,Waite and Webster, is to endeavor to assure the integrity and adequacy of financial statements issued by the Company and to carry out the responsibilities described below. The Audit Committee reviews the systems, the procedures and the activities of the public accounting firm performing the external audit. The Audit Committee met 5 times as a committee during 2002.

AUDIT COMMITTEE REPORT

          The Audit Committee of the Board is composed of three non-employee directors who meet the independence and other qualification requirements of the Nasdaq Stock Market. The Audit Committee operates under, and has the responsibilities set forth in, the written charter adopted by the Board, a copy of which has been filed with the Securities and Exchange Commission as an appendix to the Company's proxy statement for its 2001 meeting of stockholders.

          Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee's responsibilities are to monitor and oversee these processes, to confer with the Company's independent auditors and officers for purposes of reviewing such processes, to make recommendations to the Board regarding the selection of the Company's independent auditors and to monitor the independence and performance of such independent auditors. In May 2003, in accordance with new rules promulgated by the Securities and Exchange Commission, the Audit Committee will begin pre-approving audit and non-audit services to be provided by the Company's independent auditors.

          In this context, the Audit Committee has met and held discussions with management and the independent auditors.  Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications), and as otherwise modified or supplemented, including the quality and acceptability of the Company's accounting principles as applied in its financial reporting.

          The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the Audit Committee discussed with the independent auditors the accounting firm's independence. The Audit Committee also considered whether non-audit services provided by the independent auditors during the last fiscal year and described on page [19] were compatible with maintaining the independent auditors' independence.

          Based upon the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved its recommendation, that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission on March 31, 2003.

AUDIT COMMITTEE

James L. Fox (Chairman) Charles M. Waite Frederick E. Webster Jr.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth, as of April 29, 2003, certain information with respect to the beneficial ownership of the Common Stock by (i) each director, (ii) each Named Executive Officer (as defined below), (iii) each beneficial owner of more than 5% of either class of the outstanding Common Stock known to the Company and (iv) all directors and executive officers of the Company as a group. This information is based upon information received from or on behalf of the individuals or entities named below, except as otherwise noted. The Class B Common Stock is convertible on a share‑for‑share basis into Class A Common Stock. The Class B Common Stock is entitled to ten votes per share and the Class A Common Stock is entitled to one vote per share. Beneficial ownership has been determined in accordance with the rules of the Securities and Exchange Commission.  Except as indicated in the footnotes below, the Company believes, based on the information furnished or otherwise available to it, that the person and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.  The calculation of beneficial ownership is based upon 4,429,646 shares of Class A Common Stock and 2,756,395 shares of Class B Common Stock outstanding as of April 29, 2003.

             In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of such person, shares of Class A Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 29, 2003 were deemed to be outstanding. Such shares were not deemed to be outstanding, however, for the purpose of computing the percentage ownership of any other person.

	SHARES OF CLASS B COMMON STOCK BENEFICIALLY OWNED		SHARES OF CLASS A COMMON STOCK BENEFICIALLY OWNED

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	NUMBER	PERCENT OF CLASS	NUMBER (2)	PERCENT OF CLASS (2)

Andrew Delaney (3) 2727 Allen Parkway, Suite 460 Houston, TX 77019	—	—	336,437	7.6%

Dimensional Fund Advisors, Inc. (4) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 94001	—	—	320,500	7.2%

Kurt M. Swenson (5) **	1,005,000	36.5%	1,135,000	20.9%
Kevin C. Swenson (6)	1,023,489	37.1%	1,023,489	18.8%
Douglas M. Schair (7) **	—	—	506,153	11.4%
Robert L. Pope	144,875	5.3%	144,875	3.2%
Peter A. Friberg (8) **	131,375	4.8%	181,375	4.0%
Richard C. Kimball (9) **	29,126	1.1%	138,426	3.1%
George R. Anderson **	—	—	25,000	*
Jon M. Gregory (10)**	—	—	37,326	*
Charles M. Waite (11)**	29,126	1.1%	40,000	*
James L. Fox (12) **	—	—	11,000	*
Frederick E. Webster (13)**	—	—	10,000	*
Terry Shipp (14) **	—	—	13,000	*
All directors and executive officers as a group (14 persons)	1,194,627	43.3%	2,158,615	38.3%

__________

**   Named Executive Officer and/or Director

*     Less than 1%

(1)	The business address of Kevin C. Swenson and each director and Named Executive Officer of the Company is c/o Rock of Ages Corporation, 369 North State Street, Concord, New Hampshire 03301. The business address of Robert L. Pope is c/o Swenson Granite Company LLC, 54 Willey Street, Barre, Vermont 05641.

(2)	For each beneficial owner (and directors and executive officers as a group), (i) the number of shares of Class A Common Stock listed includes (or is comprised solely of) a number of shares equal to the number of shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner(s) and (ii) the percentage of Class A Common Stock listed assumes the conversion on April 29, 2003 of all shares of Class B Common Stock, if any, listed as beneficially owned by such beneficial owner(s) into Class A Common Stock and also that no other shares of Class B Common Stock beneficially owned by others are so converted.

(3)	According to a Schedule 13D filed with the Securities and Exchange Commission on October 31, 2002, Andrew Delaney, a private investor with an address of 2727 Allen Parkway, Suite 460, Houston TX 77019 has sole voting and dispositive power with respect to the 336,437 shares of Class A Common Stock.

(4)	According to a Schedule 13G/A dated February 11, 2003, Dimensional Fund Advisors Inc., in its capacity as an investment advisor or manager, may be deemed to be the beneficial owner of the listed shares which are held of record by certain investment companies, trusts or other accounts that it advises or manages.

(5)	Kurt M. Swenson is the brother of Kevin C. Swenson. Includes 1,005,000 shares of Class B Common Stock and 130,000 shares of Class A Common Stock held by the Kurt M. Swenson Revocable Trust of 2000. Kurt M. Swenson, as the sole trustee of the Kurt M. Swenson Revocable Trust of 2000, beneficially owns such shares. Does not include 61,489 Class B shares of Common Stock held by trusts with an independent trustee for the benefit of Mr. Swenson's adult children.

(6)	Kevin C. Swenson is the brother of Kurt M. Swenson. Does not include 38,000 shares of Class B Common Stock held by trusts with an independent trustee for the benefit of Mr. Swenson's adult children.

(7)	Includes 3,000 shares of Class A Common Stock subject to currently exercisable stock options.

(8)	Includes 5,000 shares of Class A Common Stock subject to currently exercisable stock options.

(9)	Includes 25,000 shares of Class A Common Stock subject to currently exercisable stock options.

(10)	Includes 12,000 shares of Class A Common Stock subject to currently exercisable stock options.

(11)	Includes 10,000 shares of Class A Common Stock subject to currently exercisable stock options.

(12)	Includes 10,000 shares of Class A Common Stock subject to currently exercisable stock options.

(13)	All 10,000 shares of Class A Common Stock listed are subject to currently exercisable stock options.

(14)	Includes 12,000 shares of Class A Common Stock subject to currently exercisable stock options.

       SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires directors, certain officers and beneficial owners of more than 10% of the Company's common stock file reports of initial beneficial ownership and changes in beneficial ownership of the Company's common stock with the Securities and Exchange Commission. Based solely upon its review of reports filed pursuant to Section 16(a) of the Exchange Act and written representations by such reporting persons, the Company believes that during fiscal year 2002 such persons made all required filings.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

           The following table sets forth compensation and certain other information with respect to the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for the years ended December 31, 2002, 2001 and 2000.

NAME AND PRINCIPAL POSITION	YEAR	ANNUAL COMPENSATION SALARY BONUS				LONG-TERM COMPENSATION SECURITIES UNDERLYING OPTIONS (#)	ALL OTHER COMPENSATION (2)

Kurt M. Swenson	2002	$420,000	(1) $	30,000	(1)	—	$2,878	(3)
President, Chief Executive Officer and	2001	$360,000		$30,000		—	$1,200
Chairman of the Board of Directors	2000	$340,080		$0		—	$1,200

Richard C. Kimball	2002	$290,016	(1) $	30,000	(1)	—	$2,353	(3)
Chief Strategic and Marketing Officer,	2001	$240,000		$30,000		—	$1,200
Director	2000	$240,000		$0		—	$1,200

Jon M. Gregory	2002	$250,008		$50,000		60,000	$1,250
President and Chief Operating Officer/	2001	$230,037		$40,000		—	$1,200
Quarries Division, Director	2000	$192,000		$0		—	$1,200

Terry Shipp (4)	2002	$204,590		$5,000		10,000	$1,250
President and Chief Operating Officer /	2001	$180,331		$15,000		—	$1,200
Retail Division	2000	—		—		—	—

Peter A. Friberg (5)	2002	$166,440		$5,000		25,000	1,250
Senior Vice President/	2001	—		—		—	—
Corporate Development	2000	—		—		—	—

__________

(1)	Includes $60,000 and $40,000 of salary deferred at the election of Mr. Swenson and Mr. Kimball, respectively, and $30,000 of bonus on account of 2002 deferred by both in 2003, pursuant to the Rock of Ages Key Employees Deferred Salary Plan ("Deferred Salary Plan").

(2)	In each case, represents a matching contribution under the Company's 401(k) plan.

(3)	Includes $1,028 and $1,085 interest credited on deferred compensation pursuant to the Deferred Salary Plan for Mr. Swenson and Mr. Kimball, respectively. in excess of 120% of the applicable federal long-term rate.

(4)	Mr. Shipp has been President and Chief Operating Officer/Retail Division since August 2002.

(5)	Mr. Friberg has been Senior Vice President/Corporate Development since January 2003.

Stock Option Grants in Last Fiscal Year

     The following table sets forth information concerning options to purchase Class A Common Stock granted by the Company to Named Executive Officers during the 2002 fiscal year.  Except as set forth below, the Company did not grant options to purchase its Class A Common Stock to any Named Executive Officer.

Name	Number of Securi- ties Underlying Options Granted	Percent of Total Op- tions Granted to Em- ployees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term

					5% ($)	10% ($)

Jon M. Gregory	60,000 (1)	17%	$5.98	February 8, 2012	$225,600	$571,800
Peter A. Friberg	25,000 (1)	8%	$5.98	February 8, 2012	$94,000	$238,250
Terry Shipp	10,000 (1)	3%	$5.98	February 8, 2012	$37,500	$95,300

(1)	The options become exercisable in 20% increments on February 8, 2003, 2004, 2005, 2006 and 2007, respectively.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

          The following table sets forth information concerning options to purchase Class A  Common Stock held by the Named Executive Officers. The Company has not granted any stock appreciation rights.

None of the Named Executive Officers exercised any options during 2002.

	NUMBER OF SECURITIES UNDERLYING OPTIONS AT DECEMBER 31, 2002		VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT DECEMBER 31, 2002 (1)

	EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE

Kurt M. Swenson	0	0	$0	$0
Richard C. Kimball	20,000	5,000	$0	$0
Jon M. Gregory	0	60,000	$0	$0
Peter A. Friberg	0	25,000	$0	$0
Terry Shipp	10,000	15,000	$7,100	$3,550

__________

(1)	These values represent the total gain which would be realized if all of the "in-the-money" options held at December 31, 2002 were exercised, and are determined by multiplying the number of shares of Class A Common Stock underlying the options by the difference between $5.65, which was the per share closing price of the Class A Common Stock on the Nasdaq National Market on December 31, 2002 and the applicable per share option exercise price. An option is "in-the-money" if the fair market value of the underlying shares exceeds the exercise price of the option.

Pension Plans

          The Company maintains a qualified pension plan (the "Pension Plan"), and has entered into nonqualified salary continuation agreements (the "Salary Continuation Agreements") with certain officers of the Company, including the Named Executive Officers listed in the table on  page [11]. The Company's Pension Plan is noncontributory and provides benefits based upon length of service and final average earnings. Generally, employees age 21 with one year of continuous service are eligible to participate in the Pension Plan. The annual pension benefits shown for the Pension Plan assume a participant attains age 65 during 2003 and retires immediately. The Employee Retirement Income Security Act of 1974 places limitations on the compensation used to calculate pensions and on pensions which may be paid under federal income tax qualified plans, and some of the amounts shown on the following table may exceed the applicable limitations. Such limitations are not currently applicable to the Salary Continuation Agreements.

Pension Plan Table

          The following table shows the total estimated annual retirement benefits payable upon normal retirement under the Pension Plan for the Named Executive Officers at the specified executive remuneration and years of continuous service.

FINAL AVERAGE COMPENSATION	15 YEARS	20 YEARS	25 YEARS	30 YEARS	35 YEARS

$125,000	$38,745	$51,660	$64,575	$77,490	$77,490
$150,000	$46,995	$62,660	$78,325	$93,990	$93,990
$175,000	$55,245	$73,660	$92,075	$110,490	$110,490
$200,000	$63,495	$84,660	$105,825	$126,990	$126,990
$225,000	$71,745	$95,660	$119,575	$143,490	$143,490
$250,000	$79,995	$106,660	$133,325	$159,990	$159,990
$275,000	$88,245	$117,660	$147,075	$176,490	$176,490
$300,000	$96,808	$129,078	$161,347	$193,617	$193,617
$325,000	$105,058	$140,078	$175,097	$210,117	$210,117
$350,000	$112,995	$150,660	$188,325	$225,990	$225,590
$375,000	$121,245	$161,660	$202,075	$242,490	$242,490
$400,000	$129,495	$172,660	$215,825	$258,990	$258,990
$425,000	$137,745	$183,660	$229,575	$275,490	$275,490
$450,000	$145,995	$194,660	$243,325	$291,990	$291,990
$475,000	$154,245	$205,660	$257,075	$308,490	$308,490
$500,000	$162,495	$216,660	$270,825	$324,990	$324,990

          These calculations are based on the retirement formula in effect as of December 31, 2002, which provides an annual life annuity at age 65 equal to 1.8% of a participant's final five-year average compensation (excluding bonus) plus .4% of a participant's final five-year average compensation in excess of social security covered compensation times years of service to a maximum of 30 years. The pension benefits are not reduced for social security or other pension benefits received by participants. Estimated years of continuous service for each of the Named Executive Officers, as of December 31, 2002 and rounded to the full year, are: Mr. Friberg, 27 years; Mr. Gregory, 27 years; Mr. Kimball, 10 years; Mr. Shipp, 1 year; and Mr. Swenson, 29 years. The compensation covered by the Pension Plan includes salary, bonus and deferred compensation payable to the participant for services rendered.

           In addition, the Company's Salary Continuation Agreements provide for supplemental pension benefits to certain officers of the Company, including the Named Executive Officers listed in the table below. The following table sets forth the supplemental pension benefits for the specified Named Executive Officers under their respective Salary Continuation Agreements.

NAME	ANNUAL BASE COMPENSATION	TOTAL YEARS OF SERVICE AT AGE 65	ANNUAL RETIREMENT BENEFIT AT AGE 65
R. Kimball	$290,016	12	34,802
K. Swenson	$420,000	26	120,120
J. Gregory	$250,008	39	58,502
P. Friberg	$166,440	20	19,972

          These calculations are based on individual Salary Continuation Agreements, which provide a 100% joint and survivor annuity at age 65 equal to a percentage, ranging from .6% to 1.1%, of a participant's highest annual base compensation times full years of service. The percentage range has been determined by the Board of Directors. There are no compensation increases assumed in these calculations.

          The Company has a deferred salary plan ("Plan") for certain management and highly compensated employees within the meaning of Section 2520.104-23(d) of the U.S. Department of Labor Regulations. Participation in the Plan is limited to those employees designated by the Board of Directors in its sole discretion, and who satisfy the following criteria: (1) the employee has attained the age of 55; the employee is an executive officer of the Company; the employee has completed a minimum of ten years of continuous service with the Company; and the employee's annual base salary, fringe benefits and other non-cash compensation exceeds $200,000 (subject to adjustment each year to reflect the average percentage change in the base salaries of all officers of the Company). Currently, Mr. Swenson and Mr. Kimball are the only participants in the Plan. Participants may make an irrevocable election to defer up to $100,000 annually under the Plan. Any amounts deferred are held in deferred salary accounts created by the Company. Interest at the rate of 12% per annum is credited on a monthly basis to each Participant's deferred salary account. The aggregate account balances remain part of the general unrestricted assets of the Company and are available for investment and use by the Company. Participants do not have any right or claim to any specific assets of the Company, but only a claim against the Company as a general, unsecured creditor to the extent of the undistributed portion of their deferred salary account. Benefits under the Plan are paid upon the retirement, death or disability of the participant or other termination of participation, subject to certain procedures relating to distribution.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

 Messrs. Fox, Waite and Webster served as members of the Compensation Committee for all of 2002. None of the members of the Compensation Committee is currently or has ever been an officer or employee of the Company or any of its subsidiaries. None of the Company's executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee.

COMPENSATION COMMITTEE REPORT

 Overall Policy

          The Company's compensation policy is designed to link compensation of the Company's executives to the Company's performance and to each executive's contribution and performance. The objectives of this policy are to attract and retain the best possible executives, to motivate them to achieve the Company's business goals and to provide a compensation package that recognizes individual contributions as well as overall business results, both short term and long term.

          The Compensation Committee determines the compensation of the individuals whose compensation is detailed in this Proxy Statement (including in the Summary Compensation Table) and the Company's other executive officers.

          The Company's executive compensation consists if these principal components: base salary, annual bonus awards and stock incentives. In addition, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the specific elements described below.

Base Salaries

           The Compensation Committee determined the base salaries of the Company's executives including Mr. Swenson, the Company's chief executive officer, for 2002.  In determining such base salaries, the Compensation Committee considered historical salaries paid by the Company to officers having similar duties and responsibilities, salaries paid to similar executives by publicly held companies in the death care industry, the performance of each executive officer and the contribution of that officer to the performance of the Company.

         In evaluating Mr. Swenson's performance and setting his salary, the Compensation Committee primarily considered Mr. Swenson's success in implementing the strategic goals of the Company, increasing the profitability of the Company's operating units, reducing the Company's operating expenses and managing the Company's personnel as well as the impact on corporate performance of his efforts to develop and implement new business strategies and enhance the Company's brand and corporate reputation. It also took into account Mr. Swenson's level of stock ownership and concluded that, as the Company's biggest shareholder, Mr. Swenson did not need any further incentive stock options and that available options should be used as incentives for other officers. The Compensation Committee decided instead to establish a deferred salary program providing Mr. Swenson and Mr. Kimball with incentives to defer salary and to continue to provide services to the Company as a result of the opportunity to supplement their ultimate retirement incomes, through the deferred salary program.

         The amount of base salary paid to each Named Executive Officer in 2002 is set forth in the summary compensation table on page [11].

Annual Performance Bonus

          The Company's executive officers are eligible for an annual cash performance bonus.  In 2002, the Compensation Committee recommended the establishment of a bonus pool for the Company's officers in respect of 2002 earnings.  As a result of this recommendation, the Board of Directors implemented a bonus pool for the Company's officers based on a level of 2002 profits before taxes necessary for the Company to achieve (after giving effect to all bonuses) a specified minimum 2002 earnings per fully diluted share of Common Stock.

Stock Options

          Under the 1994 Plan, the Compensation Committee may grant stock options to the Company's executives.  In general, the guidelines for the grant and size of stock option awards are based on factors similar to those used to determine base salaries and annual bonus.  Stock options are typically granted with an exercise price equal to the market price of the Common Stock on the date of grant and vest over time.  This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of such options cannot be realized unless stock price appreciation occurs over time. On February 8, 2002, Jon Gregory, Peter Friberg and Terry Shipp were granted options to purchase up to 60,000, 25,000 and 10,000 shares of Class A Common Stock, respectively, at an exercise price of $5.98 per share and with an expiration date of February 8, 2012. Stock options were also granted to various other executives and key employees of the Company. Mr. Swenson and Mr. Kimball were not granted any stock options and Mr. Swenson has no unexercised stock options outstanding.

Conclusion

         Through the programs described above, a significant portion of the Company's executive compensation is linked directly to corporate performance.  The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance, including considering the use of such commonly used measures as EVA (Economic Value Added), recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

COMPENSATION COMMITTEE

Charles M. Waite (Chairman) James L. Fox Frederick E. Webster Jr.

  Compensation of Directors

          Directors who are not also officers of the Company are paid annual directors' retainers of $10,000 and $500 for each meeting of the Board, including committee meetings.  Directors are also eligible for stock option grants under the 1994 Plan. Mr. Schair received an option to purchase 15,000 shares of Class A Common Stock for services provided as a director during 2002.

Employment Agreements

          The Company has an employment agreement with Kurt M. Swenson (the "Swenson Employment Agreement") for retention of his services as President and Chief Executive Officer of the Company. The term of the Swenson Employment Agreement commenced on October 24, 1997, the date of consummation of the IPO (the "Commencement Date"), and continues until the fifth anniversary thereof, provided that on the third and each subsequent anniversary of the Commencement Date such term will automatically be extended for one additional year, unless, not later than ninety days prior to the expiration of the term, the Company or Mr. Swenson gives notice that the term will not be extended. The Swenson Employment Agreement has been automatically extended each year since 2000, and will, subject to further automatic extension, expires in October 2005. The Swenson Employment Agreement provides for continued payment of salary and benefits over the remainder of the term if Mr. Swenson's employment is terminated by the Company without Cause (as defined in the Swenson Employment Agreement) or as a result of death or disability or by Mr. Swenson for Good Reason (as defined in the Swenson Employment Agreement). The Swenson Employment Agreement also provides for a lump sum payment to Mr. Swenson equal to the sum of (i) accrued but unpaid salary, and a prorated bonus amount equal to the greater of the largest annual bonus paid to Mr. Swenson during the prior three years and the annual bonus payable in respect of the most recently completed fiscal year (the "Highest Annual Bonus"), through the date of termination and (ii) three times the sum of (A) his then annual salary and (B) Highest Annual Bonus, and for continuation of benefits for three years, if Mr. Swenson's employment is terminated by the Company (other than for Cause, death or disability) during the twelve-month period following, or prior to but in connection with, or by Mr. Swenson during the twelve-month following, a Change in Control (as defined in the Swenson Employment Agreement). In the event of a termination related to a Change in Control, Mr. Swenson may elect in lieu of the lump sum payment described above, to receive in a lump sum or over the then remaining term of the Swenson Employment Agreement, an amount equal to the total amount he would have been entitled to receive if his employment had been terminated by the Company without Cause or by Mr. Swenson for Good Reason.  If any payment or distribution by the Company to or for the benefit of Mr. Swenson under the Swenson Employment Agreement would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Mr. Swenson with respect to such excise tax, then Mr. Swenson will generally be entitled to receive an additional payment such that after payment by Mr. Swenson of all taxes, Mr. Swenson retains an amount of the additional payment equal to the excise tax imposed.

             The Company also has an employment agreement with Mr. Friberg which provides for a five-year employment term commencing January 1, 2001. The agreement provides for benefits of a type generally provided to executive officers and for continued payment of salary and benefits over 30 months, or the remainder of the term, whichever is shorter, if Mr. Friberg's employment is terminated by the Company without Cause (as defined in the agreement). The agreement contains customary confidentiality, noncompetition and nonsolicitation covenants in favor of the Company.

COMPARATIVE STOCKHOLDER RETURN

          The following graph compares on a cumulative basis the percentage change during the period from December 31, 1997 to December 31, 2002, in the total stockholder return on (i) the Class A Common Stock of the Company, (ii) the Russell 2000 Stock Price Index and (iii) an industry peer group index of the following six publicly traded companies: Carriage Services Inc., Hillenbrand Industries, Matthews International Corp., Service Corp. International, and Stewart Enterprises, Inc.  (the "Industry Peer Group").  The graph assumes that the value of the investment in the Company's Class A Common Stock and in each index was $100 on December 31, 1997 and that all dividends were reinvested.  The returns for each company in the Industry Peer Group are weighted according to such company's stock market capitalization at the beginning of each period for which a return is indicated. The stock price performance on the following graph and in the following table is not necessarily indicative of future stock price performance.

Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Securities Exchange Act that might incorporate this document or future filings with the Securities and Exchange Commission, in whole or in part, the comparison of Stockholder Total Return among Rock of Ages Corporation, the Russell 2000 Stock Price Index and the Industry Peer Group shall not be deemed to be incorporated by reference in any such filing.

COMPARISON OF STOCKHOLDER TOTAL RETURN AMONG
ROCK OF AGES CORPORATION, THE RUSSELL 2000 STOCK PRICE INDEX AND
AN INDUSTRY PEER GROUP

140
120
100
80
60
40
20
0
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
Rock of Ages Corporation
Russell 2000 Index
Industry Peer Group

Comparison of Stockholder Returns

	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Rock of Ages Corporation	100	67.46	21.60	21.30	23.72	26.75
Russell 2000 Index	100	93.07	112.85	109.44	112.16	89.19
Industry Peer Group	100	117.94	35.61	33.23	47.48	28.13

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           In connection with and prior to its initial public offering in 1997, the Company effected a reorganization whereby, among other things, the Company's then parent corporation Swenson Granite was merged with and into the Company, with the Company as the surviving corporation, and, immediately prior to such merger, Swenson Granite distributed its curb and landscaping business to its stockholders through a pro rata distribution of all of the member interests in a newly formed limited liability company, Swenson LLC. Kurt M. Swenson, the Company's Chairman, President and Chief Executive Officer, and his brother Kevin C. Swenson, each own approximately 31% of Swenson LLC. Certain other executive officers and directors of the Company collectively own approximately 9% of Swenson LLC. Kurt M. Swenson serves as a nonofficer Chairman of the Board of Swenson LLC, but has no involvement with its day-to-day operations. Robert Pope, a holder of more than 5% of the Class B Common Stock, is the President and Chief Executive Officer, and owns approximately 4% of Swenson LLC. Neither Kurt M. Swenson nor any other officer of the Company, receives salary, bonus, expenses or other compensation from Swenson LLC, except for any pro rata share of earnings attributable to their ownership interest in Swenson LLC.

         Swenson LLC owns two granite quarries, one in Concord, New Hampshire and another in Woodbury, Vermont. Both have been owned by Swenson LLC (or its predecessor Swenson Granite) for more than 40 years. Because of the proximity of the Woodbury quarry to Barre, Vermont, the Company provides, and may continue to provide, certain maintenance services and parts to the Woodbury quarry and is reimbursed for the cost of such services and parts. During 2002, the Company received approximately $80,000 for such maintenance service and parts. Both the Company and Swenson LLC have the right to terminate these arrangements at any time. The Company's purchases of granite provided by Swenson LLC in 2002 were approximately $32,000. Swenson LLC also purchases granite blocks and slabs from the Company. Such purchases amounted to approximately $12,000 in 2002. Neither the Company nor Swenson LLC has any obligation to continue to purchase granite from the other. The Company believes these arrangements and transactions with Swenson LLC are and were as favorable, or more favorable, to the Company than would be or have been available from an unrelated party for comparable granite blocks.

 PROPOSAL NO. 2

 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

General

          The Audit Committee has recommended that the Board appoint, and the Board has appointed, KPMG LLP as the Company's independent auditors for the fiscal year 2003, and has further directed that management submit the selection of the independent auditors for ratification by the stockholders at the Meeting.  KPMG LLP has audited the Company's financial statements since 1990.  Representatives of KPMG LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

         Stockholder ratification of the selection of KPMG LLP as the Company's independent auditors is not required by the By-Laws, or otherwise, but is being pursued as a matter of good corporate practice.  In the event the Company's stockholders fail to ratify the selection, the Board will reconsider whether to retain that firm.  Even if the selection is ratified, the Board, in its discretion may direct the appointment of a different auditing firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.  The affirmative vote of the holders of Common Stock representing a majority of the voting power of the shares of Common Stock present or represented by Proxies at the Meeting will be required to ratify the selection of KPMG LLP.

Audit Fees

         KPMG LLP billed the Company aggregate fees of $280,500 for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2002 and for review of the financial statements included in the Company's quarterly reports on Form 10-Q for the first three quarters of fiscal year 2002.

Financial Information Systems Design and Implementation Fees

         There were no services provided by KPMG LLP to the Company for the design and implementation of financial information systems, the direct or indirect operation or supervision of the Company's information systems or the management of the Company's local area network during the last fiscal year.

All Other Fees

          Fees billed to the Company by KPMG LLP, other than for audit services and review of quarterly reports, totaled approximately $171,900. These fees results primarily from services rendered for the preparation and review of the Company's fiscal 2001 tax returns. The Audit Committee of the Board considered the provision of these additional services to be compatible with the maintenance of KPMG LLP's independence.

         THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL 2003. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE PERSONS NAMED THEREIN WILL VOTE "FOR" SUCH RATIFICATION.

 OTHER MATTERS

         The Board of Directors of the Company has no knowledge of any other matters to come before the Meeting other than as described above.  However, if any such other matters shall properly come before the Meeting or any adjournment(s) thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying Proxies in accordance with their best judgment to the extent permitted by the applicable rules of the Securities and Exchange Commission.

STOCKHOLDER PROPOSALS

         Under the rules and regulations of the Securities and Exchange Commission, proposals of stockholders intended to be presented in the Company's proxy statement and forms of proxy for the Company's 2004 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than January 10, 2004 and must otherwise satisfy the conditions established by the Securities and Exchange Commission to be considered for inclusion in the Company's proxy statement and proxy cards for that meeting.

         Under the By-Laws, proposals of stockholders intended to be submitted for a formal vote (other than proposals to be included in the Company's proxy statement and forms of proxy) at the Company's 2004 Annual Meeting of Stockholders may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company at its principal executive offices no earlier than February 19, 2004 and not later than March 20, 2004.  The notice must contain certain information as specified in the By-Laws.  Any such proposal received after March 20, 2004 will not be considered "timely" under the federal proxy rules for purposes of determining whether the proxies designated by the Company for such meeting may use discretionary authority to vote on such proposal.

ANNUAL REPORT AND FORM 10-K

          The Company is sending, prior to or concurrently with this Proxy Statement, to all of its stockholders of record as of April 29, 2003, a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 2002. The 2002 Annual Report includes the Company's audited consolidated financial statements for the fiscal year ended December 31, 2002.

          A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission is available without charge upon written request by any stockholder to Rock of Ages Corporation, 369 North State St., Concord, New Hampshire 03301, Attention: Investor Relations.

By Order of the Board of Directors

Michael B. Tule Secretary

Graniteville, Vermont
May 14, 2003

CLASS A COMMON STOCK

ROCK OF AGES CORPORATION
Proxy Solicited by the Board of Directors
Annual Meeting of Stockholders - June 18, 2003

The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designated on the reverse side, all shares of Class A Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held on June 18, 2003 and any adjournment or postponement thereof (the "Meeting"). In their discretion, such proxies are authorized to vote upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason any of Richard C. Kimball or Kurt M. Swenson is unable to or will not serve, and other matters incident to the conduct of the Meeting. This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of Richard C. Kimball and Kurt M. Swenson as directors and FOR ratification of KPMG LLP as the Independent auditors of the Company for fiscal 2003. Additionally, this proxy will be voted in the discretion of the proxies named above upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason any of Richard C. Kimball or Kurt M. Swenson is unable to or will not serve, and other matters incident to the conduct of the Meeting. The undersigned acknowledges receipt of the Company's definitive Proxy Statement in connection with the Meeting, the related Notice of Annual Meeting of Stockholders and the Company's 2002 Annual Report.

(continued - to be dated and signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS of

ROCK OF AGES CORPORATION

CLASS A COMMON STOCK
JUNE 18, 2003

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the Instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET

Please access the page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS:

Please Detach and Mail in the Envelope Provided

A [X] Please mark your votes as indicated in this example

The Company recommends a vote FOR the election of Richard C. Kimball and Kurt M. Swenson as directors and FOR the ratification of the selection of KPMG LLP as the Independent auditors of the Company for fiscal 2003.

Nominees:

Richard C. Kimball
Kurt M. Swenson

1. Election of Directors duly nominated

For all nominees listed at right (except as marked to the contrary) [ ]   WITHHOLD AUTHORITY to vote for all nominees listed at right [ ]

2. Ratification of the selection of KPMG LLP as the independent auditors of the Company for fiscal 2003.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope.

(Signature) _______________ (Signature) ___________ (Title or Authority) __________________Dated: ________, 2003

NOTE: Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope. Please sign exactly as your name appears hereon. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary, Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.

CLASS B COMMON STOCK

ROCK OF AGES CORPORATION
Proxy Solicited by the Board of Directors
Annual Meeting of Stockholders - June 18, 2003

The undersigned hereby appoints each of Kurt M. Swenson and Richard C. Kimball as proxies, each with the full power to appoint a substitute, to represent and to vote, as designated on the reverse side, all shares of Class A Common Stock of Rock of Ages Corporation, a Delaware corporation (the "Company"), the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held on June 18, 2003 and any adjournment or postponement thereof (the "Meeting"). In their discretion, such proxies are authorized to vote upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason any of Richard C. Kimball or Kurt M. Swenson is unable to or will not serve, and other matters incident to the conduct of the Meeting. This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of Richard C. Kimball and Kurt M. Swenson as directors and FOR ratification of KPMG LLP as the Independent auditors of the Company for fiscal 2003. Additionally, this proxy will be voted in the discretion of the proxies named above upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if for any reason any of Richard C. Kimball or Kurt M. Swenson is unable to or will not serve, and other matters incident to the conduct of the Meeting. The undersigned acknowledges receipt of the Company's definitive Proxy Statement in connection with the Meeting, the related Notice of Annual Meeting of Stockholders and the Company's 2002 Annual Report.

(continued - to be dated and signed on reverse side)

ANNUAL MEETING OF STOCKHOLDERS of

ROCK OF AGES CORPORATION

CLASS B COMMON STOCK
JUNE 18, 2003

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the Instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET

Please access the page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS:

Please Detach and Mail in the Envelope Provided

A [X] Please mark your votes as indicated in this example

The Company recommends a vote FOR the election of Richard C. Kimball and Kurt M. Swenson as directors and FOR the ratification of the selection of KPMG LLP as the Independent auditors of the Company for fiscal 2003.

Nominees:

Richard C. Kimball
Kurt M. Swenson

1. Election of Directors duly nominated

For all nominees listed at right (except as marked to the contrary) [ ]   WITHHOLD AUTHORITY to vote for all nominees listed at right [ ]

2. Ratification of the selection of KPMG LLP as the independent auditors of the Company for fiscal 2003.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope.

(Signature) _______________ (Signature) ___________ (Title or Authority) __________________Dated: ________, 2003

NOTE: Please mark, date and sign your name as it appears on the proxy card and return it in the enclosed envelope. Please sign exactly as your name appears hereon. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary, Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.